BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

(the “Fund”)

Supplement dated June 13, 2017 to the Statement of Additional Information dated May 1, 2017, as amended and supplemented to date

On June 13, 2017, Dennis Stattman announced his plans to retire from BlackRock, Inc. Effective August 1, 2017, Dennis Stattman will no longer serve as a portfolio manager of the Fund. Effective August 1, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information — Other Funds and Accounts Managed — Global Allocation V.I.” is deleted in its entirety and replaced with the following:

Global Allocation V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Dan Chamby, CFA	6	4	0	0	1	0

	$45.78 Billion	$21.21 Billion	$0	$0	$751.3 Million	$0

Russ Koesterich, CFA, JD	0	0	0	0	0	0

	$0	$0	$0	$0	$0	$0

David Clayton, CFA, JD	0	0	0	0	0	0

	$0	$0	$0	$0	$0	$0

Kent Hogshire, CFA	0	0	0	0	0	0

	$0	$0	$0	$0	$0	$0

The section entitled “Management and Advisory Arrangements — Fund Ownership — Global Allocation V.I.” is deleted in its entirety and replaced with the following:

Global Allocation V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Dan Chamby, CFA	None
Russ Koesterich, CFA, JD	None
David Clayton, CFA, JD	None
Kent Hogshire, CFA	None

The section entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Stattman, Chamby, Koesterich, Clayton and Hogshire” is deleted in its entirety and replaced with the following:

Messrs. Chamby, Koesterich, Clayton and Hogshire

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks

Dan Chamby, CFA Russ Koesterich, CFA, JD David Clayton, CFA, JD Kent Hogshire, CFA	Global Allocation V.I.	S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index and Citigroup Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

The third paragraph in the section entitled “Management and Advisory Arrangements — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Chamby, Christofel, Clayton, Delbos, DeSpirito, Garfin, Gates, Green, Hogshire, Jue, Karir, Keenan, Kemp, Koesterich, Kraeger, Mason, McGeough, Mehta, Miller, Rieder, Rogal, Savage, Schoenhofen, Shearer and Wolfe are eligible to participate in the deferred compensation program.

The second paragraph in the section entitled “Management and Advisory Arrangements — Other compensation benefits” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mdmes. Aguirre, Hsui, King and

Whitelaw and Messrs. Chamby, Christofel, Clayton, Delbos, DeSpirito, Garfin, Gates, Green, Hogshire, Jue, Karir, Keenan, Kemp, Koesterich, Kraeger, Mason, McGeough, Mehta, Miller, Rieder, Rogal, Savage, Schoenhofen, Shearer and Wolfe are eligible to participate in these plans.

The second paragraph in the section entitled “Management and Advisory Arrangements — Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bristow, Chamby, Clayton, Delbos, Garfin, Hogshire, Keenan, Koesterich, Kraeger, McGeough, Mehta, Miller, Rieder, Rogal, Schoenhofen and Williams may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow, Chamby, Clayton, Delbos, Garfin, Hogshire, Keenan, Koesterich, Kraeger, McGeough, Mehta, Miller, Rieder, Rogal, Schoenhofen and Williams may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-VAR-GAVI-0617SUP